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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          AMENDMENT NO. 1 TO FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 9, 1997
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                           DAWCIN INTERNATIONAL CORP.
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              Exact Name of Registrant as Specified in Its Charter


                                    NEW YORK
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                 (State or other Jurisdiction of Incorporation)


        0-18270                                          11-2857523
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(Commission File Number)                      (IRS Employer Identification No.)


100 Garden City Plaza, Garden City, New York                11530
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (516) 739-8800
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              (Registrant's Telephone Number, Including Area Code)


                           Command Credit Corporation
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. Changes in Registrant's Certifying Accountant

         (a) The audit report of Gulian & Company for the fiscal years ended June 30, 1996 and June 30, 1995, filed as part of the Registrant's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996, was filed by the Registrant with the Securities and Exchange Commission without obtaining the signature of Gulian & Company. The Registrant filed an Amendment to its Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996 to remove the audit report of Gulian & Company, to identify the financial statements filed as part of the Annual Report as unaudited, and to clarify that they are the responsibility of management and contain all necessary adjustments.

         Article 2 of Regulation S-X requires a company's financial statements to be audited by an accountant who is duly registered and in good standing as a certified public accountant under the laws of his place of residence or principal office. On May 20, 1996, the Securities and Exchange Commission advised the Registrant that its auditor, Charles J. Davitian, was no longer a certified public accountant duly registered and in good standing as such under the laws of the State of New York. Mr. Davitian recommended that the Registrant engage Gulian & Company to audit its financial statements for the fiscal year ended June 30, 1996. In August, 1996, the Company believed that it engaged Gulian & Company, a certified public accountant licensed by the State of New York, to audit its financial statements for the year ended June 30, 1996, although no written engagement letter was executed.

         In August and September, 1996, Yervant Gulain of Gulian & Company spent several days at the Registrant's offices working with Mr. Davitian and the Registrant's internal accounting personnel for the purpose of completing the audit. On or about September 27, 1996, Mr. Gulian verbally authorized the Registrant to file with the Securities and Exchange Commission the financial statements for the fiscal year ended June 30, 1996 audited by Gulian & Company, although he stated that he had some questions with respect to Berwyn Holdings, Inc., a subsidiary of the Registrant. Mr. Gulian agreed to the filing of the Registrant's financial statements with his conformed signature and advised the Registrant that when he received certain information concerning Berwyn Holdings, Inc., he would provide the Registrant with a signed original opinion letter for its files. Mr. Gulian and the Registrant agreed that if the information he requested concerning Berwyn Holdings, Inc. required, the Registrant would file an Amendment to the financial statements filed with its Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996.

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         Notwithstanding numerous attempts to meet with Mr. Gulian following the filing of the Registrant's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996, in an attempt to resolve any questions he may have had, Mr. Gulian refused to meet with the Registrant and has refused to sign the original audit opinion.


         The Securities and Exchange Commission has recently advised the Registrant that the State of New York has no record that Gulian & Company is licensed to practice as a certified public accountant in the State of New York and therefore was not qualified to audit the Registrant's financial statements under Rule 2-01(a) of Regulation S-X. Until so informed by the Securities and Exchange Commission, the Registrant was not aware that Gulian & Company was not a licensed certified public accountant in the State of New York, and the Registrant would not have engaged Gulian & Company to audit the Registrant's financial statements if the Registrant was aware of this fact. The New York State Education Department has advised the Registrant that Yervant Gulian has been licensed as a certified public accountant since May 9, 1996. The Registrant does not know why Gulian & Company refused to issue an audit report, however, it now appears that the reason may have been because Gulian & Company was not licensed as a certified public accountant by the State of New York. Gulian & Company denies that it audited the Registrant's financial statements or that it was engaged to do so.

         Except as previously disclosed herein, during the Registrant's fiscal years ending June 30, 1995 and June 30, 1996, and any subsequent interim period through the date of resignation of Gulian & Company, there were no disagreements with Gulian & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gulian & Company would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

         Charles J. Davitian, CPA resigned as the principal accountant to audit the Registrant's financial statements in May, 1996 as soon as the Registrant became aware that Mr. Davitian was no longer licensed as a certified public accountant in compliance with Article 2 of Regulation S-X. The report of Charles J. Davitian, CPA on the Registrant's financial statements for the fiscal years ending June 30, 1994 and June 30, 1995, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved of by the Board of Directors of the Registrant.

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         During the Registrant's fiscal years ending June 30, 1994 and June 30,
1995, and any subsequent interim period proceeding such resignation, there were no disagreements with Charles J. Davitian, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Charles
J. Davitian, CPA, would have caused him to make a reference to the subject matter of the disagreements in connection with his report.

         (b) On June 9, 1997, the Registrant engaged Israeloff, Trattner & Co., certified public accountants, 11 Sunrise Plaza, Valley Stream, New York 11580, to audit its financial statements for the fiscal years ended June 30, 1997 and June 30, 1996. During the fiscal years ended June 30, 1997 and June 30, 1996, or during any subsequent interim period prior to the engagement of Israeloff,

Trattner & Co., the Registrant did not (nor did someone on its behalf) consult with Israeloff, Trattner & Co. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in paragraphs (a)(1)(iv) or (a)(1)(v) of Item 304 of Regulation S-K.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 DAWCIN INTERNATIONAL CORP.
                                                 --------------------------
                                                 (Registrant)


Date: July 9, 1997
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                                                 By:  /s/ Edward M. Carfero
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                                                      Edward M. Carfero
                                                      President